                                   Exhibit A
                                   AGREEMENT

         Pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, each of the undersigned hereby agrees to the filing of this Statement on
Schedule 13D/A on its behalf. This agreement may be signed in one or more counterparts.

Date: August 8, 1997

Signature:                          Resource Investors Management Company
                                    Limited Partnership
                                    By:  RIMCO Associates, Inc.,
                                           Its General Partner


                                    By: /s/ Roy V. Hood
                                       -------------------------------
                                        Name: Roy V. Hood
                                        Title: President

Date: August 8, 1997

Signature:                          RIMCO Associates, Inc.


                                    By: /s/ Roy V. Hood
                                       -------------------------------
                                        Name: Roy V. Hood
                                        Title: President

Date: August 8, 1997

Signature:                          RIMCO Partners, L.P.
                                    By: Resource Investors Management
                                        Company Limited Partnership,
                                             Its General Partner
                                    By: RIMCO Associates, Inc.,
                                             Its General Partner


                                    By: /s/ Roy V. Hood
                                       -------------------------------
                                        Name: Roy V. Hood
                                        Title: President

Date: August 8, 1997

Signature:                          RIMCO Partners, L.P. II
                                    By: Resource Investors Management
                                        Company Limited Partnership,
                                             Its General Partner
                                    By: RIMCO Associates, Inc.,
                                             Its General Partner


                                    By: /s/ Roy V. Hood
                                       -------------------------------
                                        Name: Roy V. Hood
                                        Title: President

Date: August 8, 1997

Signature:                          RIMCO Partners, L.P. III
                                    By: Resource Investors Management
                                        Company Limited Partnership,
                                             Its General Partner
                                    By: RIMCO Associates, Inc.,
                                             Its General Partner


                                    By: /s/ Roy V. Hood
                                       -------------------------------
                                        Name: Roy V. Hood
                                        Title: President

Date: August 8, 1997

Signature:                          RIMCO Partners, L.P. IV
                                    By: Resource Investors Management
                                        Company Limited Partnership,
                                             Its General Partner
                                    By: RIMCO Associates, Inc.,
                                             Its General Partner


                                    By: /s/ Roy V. Hood
                                       -------------------------------
                                        Name: Roy V. Hood
                                        Title: President

Date: August 8, 1997

Signature:                             /s/ Roy V. Hood
                                    ----------------------------------
                                       Roy V. Hood

Date: August 8, 1997

Signature:                             /s/ Paul E. McCollam *
                                    ----------------------------------
                                       Paul E. McCollam

Date: August 8, 1997

Signature:                             /s/ David R. Whitney *
                                    ----------------------------------
                                       David R. Whitney

Date: August 8, 1997

Signature:                             /s/ Stephen F. Oakes *
                                    ----------------------------------
                                       Stephen F. Oakes

Date: August 8, 1997

Signature:                             /s/ John B. Parsons *
                                    ----------------------------------
                                       John B. Parsons


* By: Roy V. Hood
 Attorney-in-Fact